April 10, 2003

                          DREYFUS PREMIER NEXTECH FUND
                 (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

                            SUPPLEMENT TO PROSPECTUS
                               DATED JULY 31, 2002

     At a meeting of the Board of Trustees of Dreyfus Premier Opportunity Funds (the "Trust") held on April 10, 2003, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the fund, and Dreyfus Growth and Value Funds, Inc., on behalf of Dreyfus Premier Technology Growth Fund (the "Acquiring Fund"). The Plan provides for the transfer of the fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund's stated liabilities, the distribution of shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the "Reorganization").

     It is currently contemplated that holders of fund shares as of July 7, 2003 (the "Record Date") will be asked to approve the Plan on behalf of the fund at a special meeting of shareholders to be held on or about September 18, 2003. If the Plan is approved, the Reorganization will become effective on or about September 26, 2003.

     In anticipation of the Reorganization, the fund is closed to any investments for new accounts. Subsequent investments in fund shares on behalf of existing shareholder accounts will be permitted up until the time of the Reorganization.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

                                                                       505s0403